AMENDMENT TO THE ADOPTION AGREEMENT RELATING TO THE SAVINGS PLAN

1.07  VESTING SCHEDULE

(a) The Participant's vested percentage in Employer contributions (Fixed or Discretionary) elected in Section 1.05(a) and/or Matching Contributions elected in Section 1.05(c) shall be based upon the schedule(s) selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable vesting schedule below.

      (1)   Employer Contributions                     (2)   Matching Contributions
            (check one):                                     (check one):
      (A)   |_| N/A - No Employer Contributions        (A)   |_| N/A - No Matching Contributions
      (B)   |_| 100% Vesting immediately               (B)   |_| 100% Vesting immediately
      (C)   |_| 3 year cliff (see C below)             (C)   |_| 3 year cliff (see C below)
      (D)   |_| 5 year cliff (see D below)             (D)   |_| 5 year cliff (see D below)
      (E)   |_| 6 year graduated (see E below)         (E)   |_| 6 year graduated (see E below)
      (F)   |_| 7 year graduated (see F below)         (F)   |_| 7 year graduated (see F below)
      (G)   |_| Other vesting (complete G1 below)      (G)   |X| Other vesting (complete G2 below) *

                                VESTING SCHEDULE
--------------------------------------------------------------------------------
 Years of
Service for
  Vesting       C         D          E         F           G*          G*
  -------       -         -          -         -           --          --

     0           0%        0%         0%        0%        ____          0%
     1           0%        0%         0%        0%        ____         50%
     2           0%        0%        20%        0%        ____        100%
     3         100%        0%        40%       20%        ____        100%
     4         100%        0%        60%       40%        ____        100%
     5         100%      100%        80%       60%        ____        100%
     6         100%      100%       100%       80%        ____        100%
     7         100%      100%       100%      100%        100%        100%

Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

      *Note: Section 1.07 (a), as amended, shall apply only to Employees of Employer who commence employment on or after January 1, 1999. For the avoidance of doubt, Employees of Employer who commenced employment prior to January 1, 1999 but first become eligible to participate in the Plan on or after such date shall be governed by the version of such section as in effect prior to this Amendment.

      Authorized Signature:     Risk Capital Reinsurance Company

                                By: /s/ Louis T. Petrillo
                                    --------------------------------------------
                                    Louis T. Petrillo
                                    Vice President and Associate General Counsel

                                Date: December 3, 1998